EXHIBIT 99

 FORM 4  JOINT FILER INFORMATION

NAME: LUO KEN YI

RELATIONSHIP OF REPORTING PERSON TO ISSUER: CHIEF EXECUTIVE OFFICER, DIRECTOR AND 10% OWNER.

 ADDRESS: c/o CHINA ARCHITECTURAL ENGINEERING, INC., 105 BAISHI ROAD,
 JIUZHOU WEST AVENUE, ZHUHAI 519070, PEOPLE'S REPUBLIC OF CHINA

 DESIGNATED FILER: KGE GROUP LIMITED

 ISSUER AND TICKER SYMBOL: CHINA ARCHITECTURAL ENGINEERING, INC. [CAEI]

 DATE OF EVENT REQUIRING STATEMENT: SEPTEMBER 7, 2010

/s/ Luo Ken Yi
------------------------------
 LUO KEN YI

NAME: YE NING

 RELATIONSHIP OF REPORTING PERSON TO ISSUER: VICE PRESIDENT AND 10% OWNER.

 ADDRESS: c/o CHINA ARCHITECTURAL ENGINEERING, INC., 105 BAISHI ROAD,
 JIUZHOU WEST AVENUE, ZHUHAI 519070, PEOPLE'S REPUBLIC OF CHINA

 DESIGNATED FILER: KGE GROUP LIMITED

 ISSUER AND TICKER SYMBOL: CHINA ARCHITECTURAL ENGINEERING, INC. [CAEI]

 DATE OF EVENT REQUIRING STATEMENT: SEPTEMBER 7, 2010

/s/ Ye Ning
------------------------------
 YE NING

NAME: TANG NIANZHONG

 RELATIONSHIP OF REPORTING PERSON TO ISSUER: VICE PRESIDENT OF CHINA OPERATIONS AND 10% OWNER.

 ADDRESS: c/o CHINA ARCHITECTURAL ENGINEERING, INC., 105 BAISHI ROAD,
 JIUZHOU WEST AVENUE, ZHUHAI 519070, PEOPLE'S REPUBLIC OF CHINA

 DESIGNATED FILER: KGE GROUP LIMITED

 ISSUER AND TICKER SYMBOL: CHINA ARCHITECTURAL ENGINEERING, INC. [CAEI]

 DATE OF EVENT REQUIRING STATEMENT: SEPTEMBER 7, 2010

 SIGNATURE:

/s/ Tang Nianzhong
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 TANG NIANZHONG